UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 2, 2020
AMAG PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street,	Waltham,	Massachusetts	02451
(Address of Principal Executive Offices)			(Zip Code)

(617) 498-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAG	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2020, AMAG Pharmaceuticals, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). As of April 6, 2020, the record date for the 2020 Annual Meeting, 34,269,975 shares of the Company’s common stock were issued and outstanding, of which 27,715,033 shares were represented, in person or by proxy, at the 2020 Annual Meeting, constituting a quorum. The following proposals, which are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”), were voted upon at the 2020 Annual Meeting. The final voting results are set forth below.

Proposal 1: Election of Directors
The stockholders elected the following persons as directors of the Company to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The results of such vote were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Scott D. Myers	23,381,657	4,333,376	-
John A. Fallon, M.D.	23,412,504	4,302,529	-
Paul Fonteyne	27,568,119	146,914	-
David Johnson	27,478,117	236,916	-
Kathrine O'Brien	23,407,187	4,307,846	-
Anne M. Phillips, M.D., FRCPC	23,325,827	4,389,206	-
Gino Santini	21,181,614	6,533,419	-
Davey S. Scoon	23,263,453	4,451,580	-
James R. Sulat	23,490,610	4,224,423	-

Proposal 2: Approval of Stock Option Exchange Program for Non-Executive Employees
The stockholders approved the stock option exchange program for certain non-executive employees, as described in the Proxy Statement. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,215,468	6,498,392	3,001,173	-

Proposal 3: Approval of Stock Option Exchange Program for Certain Executive Employees
The stockholders did not approve the stock option exchange program for certain executive employees, as described in the Proxy Statement. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,412,712	20,271,749	30,572	-

Proposal 4: Advisory Vote on Executive Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,300,336	4,392,694	22,003	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph D. Vittiglio
Joseph D. Vittiglio Executive Vice President, General Counsel, Chief Business Officer & Corporate Secretary

Dated:	June 4, 2020

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